EXHIBIT 10.2


 Exhibit 1

                           FIRST HEALTH GROUP CORP.
                            STOCK OPTION AGREEMENT

      THIS AGREEMENT is made and entered into as of the 22nd day of March, 2004, by and between FIRST HEALTH GROUP CORP. a Delaware corporation (the "Company"), and WILLIAM MCMANAMAN (the "Employee").

      WHEREAS, the Employee is a valued employee of the Company and the Company wishes to induce him to enter into an employment agreement dated as of March 22, 2004 (the "Employment Agreement") and to provide financial incentives to further encourage him in the performance of his duties thereunder by granting him an option to purchase shares of common stock, $.01 par value, of the Company (the "Common Stock");

      WHEREAS, the Employee wishes to acquire the right to purchase shares of Common Stock.

      NOW, THEREFORE, for good and valuable consideration, the parties hereto, intending to be legally bound, hereby agrees as follows:

      1. Grant of Option. Subject to the provisions of Section 2 hereof, the Company hereby grants to the Employee effective as of the date hereof the right, privilege and option to purchase on the terms and conditions hereinafter set forth up to 62,500 shares of Common Stock at a purchase price of $21.08 per share (the "Option") pursuant to the Company's 2001 Stock Option Plan (the "Plan"). The Option is intended to be an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to Section 422 of the Code, to the extent permitted by the Code, and a nonstatutory option with respect to the balance. In addition to the terms and conditions set forth in this Stock Option Agreement, the Option is governed by and subject to the terms and conditions of the Plan.

      2. Time for Exercise of Option. Subject to the provisions of Section 3 and 7 hereof, the Option may be exercised by the Employee from time to time, in whole or in part, beginning on March 22, 2005 and ending on March 22, 2011, or within such shorter period as is provided in Section 3 hereof.

      3.   Termination of Employment.

      (a) If the Employee's employment by the Company is terminated by the Company without cause, then, notwithstanding the provisions of Section 2 of this Agreement, upon such termination of employment, the Option shall become exercisable in full and the Employee may, for a period of 90 days following such termination (but before expiration of the original exercise period), exercise the Option in whole or in part.

      (b) If the Employee's employment by the Company is terminated due to death or incapacity (as this term is defined in Employee's Employment
 Agreement) or by voluntary, not for cause reasons as allowed under the Employment Agreement, then, notwithstanding Section 2 of this Agreement, the Option shall be entirely vested and exercisable in full and Employee or his legal representative may, for a period of two years following such termination (but before expiration of the original exercise period), exercise the Option in whole or in part.

      (c) If (i) the Employee's employment by the Company is terminated voluntarily by the Employee and (ii) pursuant to Section 2 hereof the Option has heretofore vested, the Employee may, for a period of 30 days after the date of the termination (but before expiration of the original exercise period), exercise the Option, in whole or in part.

      (d) If the Employee's employment by the Company is terminated by the Company for cause (as such term is defined in the Employment Agreement), the Option shall terminate on the date on which the Employee's employment is terminated, and the Employee shall have no further rights hereunder.

      (e) The Employee acknowledges and understands that certain exercises of the Option pursuant to this Section 3 may cause disqualification of the Option as an Incentive Stock Option.

      4. Method of Exercise. The Option may be exercised by written notice (the "Notice") addressed and delivered to the Company (Attention: Chief Financial Officer), specifying the number of shares of Common Stock to be purchased and accompanied by (i) a check, or (ii) that number of shares of Common Stock which have an aggregate fair market value as of the date of exercise equal to the exercise price, or (iii) any combination thereof. For purposes of this Agreement, "fair market value" of a share of Common Stock shall mean: (i) if the Common Stock is traded on a national stock exchange on the date of exercise of the Option, fair market value shall be the closing price reported by the applicable composite transactions report on such day, or if the Common Stock is not traded on such date, the mean between the closing bid-and-asked prices thereof on that date on such exchange; (ii) if the Common Stock is traded over-the counter and is classified as a national market issue on the date of exercise of the Option, fair market value shall be the last reported transaction price quoted by the NASDAQ on that day; (iii) if the Common Stock is traded over-the-counter and is not classified as a national market issue on the date of exercise of the Option, fair market value shall be the mean between the last representative bid-and-asked prices quoted by the NASDAQ on that day; or (iv) if none of the foregoing provisions is applicable, fair market value as of the date of exercise of the Option shall be determined by the Board of Directors in good faith on such basis as it deems appropriate. In all cases, the determination of fair market value shall be binding and conclusive on all persons.

      5. Delivery of Stock Certificates. The Option shall be deemed to have been exercised upon receipt by the Company of the Notice accompanied by the exercise price (the "Exercise Date"). The certificate representing the shares of Common Stock purchased upon exercise of the Option shall be issued as of the Exercise Date and delivered by the Company to the Employee free and clear of all claims, liens and encumbrances, within five days following the Exercise Date or as soon thereafter as practicable. As a condition to the exercise of the Option, the Company may require the Employee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased for investment purposes only, for the account of the Employee and without any intention to distribute such shares. If the shares of Common Stock issuable upon exercise of the Option have not previously been registered under the Securities Act of 1933, as amended (the "Securities Act") as contemplated by this Agreement, each certificate evidencing shares of Common Stock acquired upon exercise of the Option shall contain on its face, or on the reverse side thereof, the following legend:

      "These shares have not been registered under the Securities Act of 1933 or under any applicable state law They may not be offered for sale, sold, transferred, or pledged without (1) registration under the Securities Act of 1933 and any applicable state law, or (2) an opinion (satisfactory to the corporation) that registration is not required"

      6. Adjustment Provisions. If, during the term of this Agreement, there shall be any stock dividend, stock rights distribution, stock split, recapitalization, merger, consolidation, sale of assets, reorganization or other similar change or transaction of or by the Company, an appropriate adjustment shall be made to the number and kind of shares remaining to be acquired upon exercise of the Option and to the exercise price of the Option so that the value to be received by the Employee upon exercise of the Option shall, in the aggregate, be the same as if none of the foregoing transactions had occurred.

      7. Merger; Consolidation or Sale of Assets. In the event the Company enters into an agreement providing for (i) the sale of all or substantially all of the assets of the Company or (ii) a merger, consolidation or reorganization which would result in the stockholders of the Company immediately prior to such transaction owning less than 50% of the surviving corporation, the Option shall become exercisable in full without regard to any vesting limitations, and the Employee shall be entitled, commencing at least ten days prior to the effective date of such transaction, to exercise the Option in whole or in part, to the extent not previously exercised.

      8. Withholding Obligations. In the event that the Company is required to satisfy withholding obligations under the Code as a result of the exercise of the Option, the Employee may request that, in lieu of withholding amounts from the Employee's paycheck or requiring that the Employee write a check to the Company in the amount of the withholding obligation, the Company withhold that number of shares of Common Stock which have a fair market value (determined in accordance with the provisions of the Plan) on the Exercise Date equal to the amount required to be withheld.

      9. Non-Transferability. The Option is not transferable or assignable by the Employee other than by will or by the laws of descent and distribution and are exercisable during the lifetime of the Employee only by the Employee.

      10. Compliance with Law. By accepting the Option, the Employee agrees for himself and his legal representative that the Company shall not be required to deliver any shares of Common Stock upon the exercise of the Option until such shares have been qualified for delivery under applicable securities laws and regulations as determined by the Company or its legal counsel.

      11. Rights as a Stockholder; Not an Employment Agreement. The Employee shall have no rights as a stockholder of the Company with respect to shares of Common Stock subject to the Option until the Option has been exercised and payment made as herein provided and certificates representing the shares as to which the Option has been exercised have been delivered to the Employee. Nothing contained in this Agreement shall be construed to be a contract of employment between the Company and the Employee.

      12.  Construction.

      (a) Successors. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs and successors, except as expressly herein otherwise provided.

      (b) Entire Agreement Modification. This Agreement contains the entire understanding between the parties with respect to the matters referred to herein, and such agreement shall not be modified, except by written instrument signed by the parties hereto.

      (c) Headings; Pronouns; Governing Law. The descriptive headings of the respective sections and subsections of this Agreement are inserted for convenience of reference only and shall not be deemed to modify or construe the provisions which follow them. Any use of any masculine pronoun shall include the feminine and vice-versa, and any use of a singular, the plural and vice-versa,, as the context and facts may require. The construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of Delaware.

      (d) Notices. All communications between the parties shall be in writing and shall be deemed to have been duly given as of the date and time of hand delivery or three days after mailing via certified or registered mail, return receipt requested, proper postage prepaid following or such other addresses of which the parties shall from time to time notify another:

      If to the Company:  Chief Executive Officer
                          First Health Group Corp.
                          3200 Highland Avenue
                          Downers Grove, Illinois 60515

      If to the Employee: Mr. William McManaman
                          First Health Group Corp.
                          3200 Highland Avenue
                          Downers Grove, Illinois 60515

      (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such provision or the remaining provisions of this Agreement or the application of such provision to other parties or circumstances.

   IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of the date first above written.

                               FIRST HEALTH GROUP CORP.


                               -------------------------------------
                               Edward L. Wristen
                               President and Chief Executive Officer


                               -------------------------------------
                               William McManaman

 Exhibit 2

                           FIRST HEALTH GROUP CORP.
                            STOCK OPTION AGREEMENT

      THIS AGREEMENT is made and entered into as of the 22nd day of March, 2004, by and between FIRST HEALTH GROUP CORP. a Delaware corporation (the "Company"), and WILLIAM MCMANAMAN (the "Employee").

      WHEREAS, the Employee is a valued employee of the Company and the Company wishes to induce him to enter into an employment agreement dated as of March 22, 2004 (the "Employment Agreement") and to provide financial incentives to further encourage him in the performance of his duties thereunder by granting him an option to purchase shares of common stock, $.01 par value, of the Company (the "Common Stock");

      WHEREAS, the Employee wishes to acquire the right to purchase shares of Common Stock.

      NOW, THEREFORE, for good and valuable consideration, the parties hereto, intending to be legally bound, hereby agrees as follows:

      1. Grant of Option. Subject to the provisions of Section 2 hereof, the Company hereby grants to the Employee effective as of the date hereof the right, privilege and option to purchase on the terms and conditions hereinafter set forth up to 62,500 shares of Common Stock at a purchase price of $22.134 per share (the "Option") pursuant to the Company's 2001 Stock Option Plan (the "Plan"). The Option is intended to be an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to Section 422 of the Code, to the extent permitted by the Code, and a nonstatutory option with respect to the balance. In addition to the terms and conditions set forth in this Stock Option Agreement, the Option is governed by and subject to the terms and conditions of the Plan.

      2. Time for Exercise of Option. Subject to the provisions of Section 3 and 7 hereof, the Option may be exercised by the Employee from time to time, in whole or in part, beginning on March 22, 2006 and ending on March 22, 2011, or within such shorter period as is provided in paragraph 3 hereof.

      3.   Termination of Employment.

      (a) If the Employee's employment by the Company is terminated by the Company without cause, then, notwithstanding the provisions of Section 2 of this Agreement, upon such termination of employment, the Option shall become exercisable in full and the Employee may, for a period of 90 days following such termination (but before expiration of the original exercise period), exercise the Option in whole or in part.

      (b) If the Employee's employment by the Company is terminated due to death or incapacity (as this term is defined in Employee's Employment
 Agreement) or by voluntary, not for cause reasons as allowed under the Employment Agreement, then, notwithstanding Section 2 of this Agreement, the Option shall be entirely vested and exercisable in full and Employee or his legal representative may, for a period of two years following such termination (but before expiration of the original exercise period), exercise the Option in whole or in part.

      (c) If (i) the Employee's employment by the Company is terminated voluntarily by the Employee and (ii) pursuant to Section 2 hereof the Option has heretofore vested, the Employee may, for a period of 30 days after the date of the termination (but before expiration of the original exercise period), exercise the Option, in whole or in part.

      (d) If the Employee's employment by the Company is terminated by the Company for cause (as such term is defined in the Employment Agreement), the Option shall terminate on the date on which the Employee's employment is terminated, and the Employee shall have no further rights hereunder.

      (e) The Employee acknowledges and understands that certain exercises of the Option pursuant to this Section 3 may cause disqualification of the Option as an Incentive Stock Option.

      4. Method of Exercise. The Option may be exercised by written notice (the "Notice") addressed and delivered to the Company (Attention: Chief Executive Officer), specifying the number of shares of Common Stock to be purchased and accompanied by (i) a check, or (ii) that number of shares of Common Stock which have an aggregate fair market value as of the date of exercise equal to the exercise price, or (iii) any combination thereof. For purposes of this Agreement, "fair market value" of a share of Common Stock shall mean: (i) if the Common Stock is traded on a national stock exchange on the date of exercise of the Option, fair market value shall be the closing price reported by the applicable composite transactions report on such day, or if the Common Stock is not traded on such date, the mean between the closing bid-and-asked prices thereof on that date on such exchange; (ii) if the Common Stock is traded over-the counter and is classified as a national market issue on the date of exercise of the Option, fair market value shall be the last reported transaction price quoted by the NASDAQ on that day; (iii) if the Common Stock is traded over-the-counter and is not classified as a national market issue on the date of exercise of the Option, fair market value shall be the mean between the last representative bid-and-asked prices quoted by the NASDAQ on that day; or (iv) if none of the foregoing provisions is applicable, fair market value as of the date of exercise of the Option shall be determined by the Board of Directors in good faith on such basis as it deems appropriate. In all cases, the determination of fair market value shall be binding and conclusive on all persons.

      5. Delivery of Stock Certificates. The Option shall be deemed to have been exercised upon receipt by the Company of the Notice accompanied by the exercise price (the "Exercise Date"). The certificate representing the shares of Common Stock purchased upon exercise of the Option shall be issued as of the Exercise Date and delivered by the Company to the Employee free and clear of all claims, liens and encumbrances, within five days following the Exercise Date or as soon thereafter as practicable. As a condition to the exercise of the Option, the Company may require the Employee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased for investment purposes only, for the account of the Employee and without any intention to distribute such shares. If the shares of Common Stock issuable upon exercise of the Option have not previously been registered under the Securities Act of 1933, as amended (the "Securities Act") as contemplated by this Agreement, each certificate evidencing shares of Common Stock acquired upon exercise of the Option shall contain on its face, or on the reverse side thereof, the following legend:

      "These shares have not been registered under the Securities Act of 1933 or under any applicable state law They may not be offered for sale, sold, transferred, or pledged without (1) registration under the Securities Act of 1933 and any applicable state law, or (2) an opinion (satisfactory to the corporation) that registration is not required"

      6. Adjustment Provisions. If, during the term of this Agreement, there shall be any stock dividend, stock rights distribution, stock split, recapitalization, merger, consolidation, sale of assets, reorganization or other similar change or transaction of or by the Company, an appropriate adjustment shall be made to the number and kind of shares remaining to be acquired upon exercise of the Option and to the exercise price of the Option so that the value to be received by the Employee upon exercise of the Option shall, in the aggregate, be the same as if none of the foregoing transactions had occurred.

      7. Merger; Consolidation or Sale of Assets. In the event the Company enters into an agreement providing for (i) the sale of all or substantially all of the assets of the Company or (ii) a merger, consolidation or reorganization which would result in the stockholders of the Company immediately prior to such transaction owning less than 50% of the surviving corporation, the Option shall become exercisable in full without regard to any vesting limitations, and the Employee shall be entitled, commencing at least ten days prior to the effective date of such transaction, to exercise the Option in whole or in part, to the extent not previously exercised.

      8. Withholding Obligations. In the event that the Company is required to satisfy withholding obligations under the Code as a result of the exercise of the Option, the Employee may request that, in lieu of withholding amounts from the Employee's paycheck or requiring that the Employee write a check to the Company in the amount of the withholding obligation, the Company withhold that number of shares of Common Stock which have a fair market value (determined in accordance with the provisions of the Plan) on the Exercise Date equal to the amount required to be withheld.

      9. Non-Transferability. The Option is not transferable or assignable by the Employee other than by will or by the laws of descent and distribution and are exercisable during the lifetime of the Employee only by the Employee.

      10. Compliance with Law. By accepting the Option, the Employee agrees for himself and his legal representative that the Company shall not be required to deliver any shares of Common Stock upon the exercise of the Option until such shares have been qualified for delivery under applicable securities laws and regulations as determined by the Company or its legal counsel.

      11. Rights as a Stockholder; Not an Employment Agreement. The Employee shall have no rights as a stockholder of the Company with respect to shares of Common Stock subject to the Option until the Option has been exercised and payment made as herein provided and certificates representing the shares as to which the Option has been exercised have been delivered to the Employee. Nothing contained in this Agreement shall be construed to be a contract of employment between the Company and the Employee.

      12.  Construction.

      (a) Successors. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs and successors, except as expressly herein otherwise provided.

      (b) Entire Agreement Modification. This Agreement contains the entire understanding between the parties with respect to the matters referred to herein, and such agreement shall not be modified, except by written instrument signed by the parties hereto.

      (c) Headings; Pronouns; Governing Law. The descriptive headings of the respective sections and subsections of this Agreement are inserted for convenience of reference only and shall not be deemed to modify or construe the provisions which follow them. Any use of any masculine pronoun shall include the feminine and vice-versa, and any use of a singular, the plural and vice-versa,, as the context and facts may require. The construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of Delaware.

      (d) Notices. All communications between the parties shall be in writing and shall be deemed to have been duly given as of the date and time of hand delivery or three days after mailing via certified or registered mail, return receipt requested, proper postage prepaid following or such other addresses of which the parties shall from time to time notify another:

      If to the Company:  Chief Executive Officer
                          First Health Group Corp.
                          3200 Highland Avenue
                          Downers Grove, Illinois 60515

      If to the Employee: Mr. William McManaman
                          First Health Group Corp.
                          3200 Highland Avenue
                          Downers Grove, Illinois 60515

      (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such provision or the remaining provisions of this Agreement or the application of such provision to other parties or circumstances.

   IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of the date first above written.

                               FIRST HEALTH GROUP CORP.


                               -------------------------------------
                               Edward L. Wristen
                               President and Chief Executive Officer


                               -------------------------------------
                               William McManaman

 Exhibit 3

                           FIRST HEALTH GROUP CORP.
                            STOCK OPTION AGREEMENT

      THIS AGREEMENT is made and entered into as of the 22nd day of March, 2004, by and between FIRST HEALTH GROUP CORP. a Delaware corporation (the "Company"), and WILLIAM MCMANAMAN (the "Employee").

      WHEREAS, the Employee is a valued employee of the Company and the Company wishes to induce him to enter into an employment agreement dated as of March 22, 2004 (the "Employment Agreement") and to provide financial incentives to further encourage him in the performance of his duties thereunder by granting him an option to purchase shares of common stock, $.01 par value, of the Company (the "Common Stock");

      WHEREAS, the Employee wishes to acquire the right to purchase shares of Common Stock.

      NOW, THEREFORE, for good and valuable consideration, the parties hereto, intending to be legally bound, hereby agrees as follows:

      1. Grant of Option. Subject to the provisions of Section 2 hereof, the Company hereby grants to the Employee effective as of the date hereof the right, privilege and option to purchase on the terms and conditions hereinafter set forth up to 62,500 shares of Common Stock at a purchase price of $23.188 per share (the "Option") pursuant to the Company's 2001 Stock Option Plan (the "Plan"). The Option is intended to be an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to Section 422 of the Code, to the extent permitted by the Code, and a nonstatutory option with respect to the balance. In addition to the terms and conditions set forth in this Stock Option Agreement, the Option is governed by and subject to the terms and conditions of the Plan.

      2. Time for Exercise of Option. Subject to the provisions of Section 3 and 7 hereof, the Option may be exercised by the Employee from time to time, in whole or in part, beginning on March 22, 2007 and ending on March 22, 2011, or within such shorter period as is provided in paragraph 3 hereof.

      3.   Termination of Employment.

      (a) If the Employee's employment by the Company is terminated by the Company without cause, then, notwithstanding the provisions of Section 2 of this Agreement, upon such termination of employment, the Option shall become exercisable in full and the Employee may, for a period of 90 days following such termination (but before expiration of the original exercise period), exercise the Option in whole or in part.

      (b) If the Employee's employment by the Company is terminated due to death or incapacity (as this term is defined in Employee's Employment
 Agreement) or by voluntary, not for cause reasons as allowed under the Employment Agreement, then, notwithstanding Section 2 of this Agreement, the Option shall be entirely vested and exercisable in full and Employee or his legal representative may, for a period of two years following such termination (but before expiration of the original exercise period), exercise the Option in whole or in part.

      (c) If (i) the Employee's employment by the Company is terminated voluntarily by the Employee and (ii) pursuant to Section 2 hereof the Option has heretofore vested, the Employee may, for a period of 30 days after the date of the termination (but before expiration of the original exercise period), exercise the Option, in whole or in part.

      (d) If the Employee's employment by the Company is terminated by the Company for cause (as such term is defined in the Employment Agreement), the Option shall terminate on the date on which the Employee's employment is terminated, and the Employee shall have no further rights hereunder.

      (e) The Employee acknowledges and understands that certain exercises of the Option pursuant to this Section 3 may cause disqualification of the Option as an Incentive Stock Option.

      4. Method of Exercise. The Option may be exercised by written notice (the "Notice") addressed and delivered to the Company (Attention: Chief Executive Officer), specifying the number of shares of Common Stock to be purchased and accompanied by (i) a check, or (ii) that number of shares of Common Stock which have an aggregate fair market value as of the date of exercise equal to the exercise price, or (iii) any combination thereof. For purposes of this Agreement, "fair market value" of a share of Common Stock shall mean: (i) if the Common Stock is traded on a national stock exchange on the date of exercise of the Option, fair market value shall be the closing price reported by the applicable composite transactions report on such day, or if the Common Stock is not traded on such date, the mean between the closing bid-and-asked prices thereof on that date on such exchange; (ii) if the Common Stock is traded over-the counter and is classified as a national market issue on the date of exercise of the Option, fair market value shall be the last reported transaction price quoted by the NASDAQ on that day; (iii) if the Common Stock is traded over-the-counter and is not classified as a national market issue on the date of exercise of the Option, fair market value shall be the mean between the last representative bid-and-asked prices quoted by the NASDAQ on that day; or (iv) if none of the foregoing provisions is applicable, fair market value as of the date of exercise of the Option shall be determined by the Board of Directors in good faith on such basis as it deems appropriate. In all cases, the determination of fair market value shall be binding and conclusive on all persons.

      5. Delivery of Stock Certificates. The Option shall be deemed to have been exercised upon receipt by the Company of the Notice accompanied by the exercise price (the "Exercise Date"). The certificate representing the shares of Common Stock purchased upon exercise of the Option shall be issued as of the Exercise Date and delivered by the Company to the Employee free and clear of all claims, liens and encumbrances, within five days following the Exercise Date or as soon thereafter as practicable. As a condition to the exercise of the Option, the Company may require the Employee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased for investment purposes only, for the account of the Employee and without any intention to distribute such shares. If the shares of Common Stock issuable upon exercise of the Option have not previously been registered under the Securities Act of 1933, as amended (the "Securities Act") as contemplated by this Agreement, each certificate evidencing shares of Common Stock acquired upon exercise of the Option shall contain on its face, or on the reverse side thereof, the following legend:

      "These shares have not been registered under the Securities Act of 1933 or under any applicable state law They may not be offered for sale, sold, transferred, or pledged without (1) registration under the Securities Act of 1933 and any applicable state law, or (2) an opinion (satisfactory to the corporation) that registration is not required"

      6. Adjustment Provisions. If, during the term of this Agreement, there shall be any stock dividend, stock rights distribution, stock split, recapitalization, merger, consolidation, sale of assets, reorganization or other similar change or transaction of or by the Company, an appropriate adjustment shall be made to the number and kind of shares remaining to be acquired upon exercise of the Option and to the exercise price of the Option so that the value to be received by the Employee upon exercise of the Option shall, in the aggregate, be the same as if none of the foregoing transactions had occurred.

      7. Merger; Consolidation or Sale of Assets. In the event the Company enters into an agreement providing for (i) the sale of all or substantially all of the assets of the Company or (ii) a merger, consolidation or reorganization which would result in the stockholders of the Company immediately prior to such transaction owning less than 50% of the surviving corporation, the Option shall become exercisable in full without regard to any vesting limitations, and the Employee shall be entitled, commencing at least ten days prior to the effective date of such transaction, to exercise the Option in whole or in part, to the extent not previously exercised.

      8. Withholding Obligations. In the event that the Company is required to satisfy withholding obligations under the Code as a result of the exercise of the Option, the Employee may request that, in lieu of withholding amounts from the Employee's paycheck or requiring that the Employee write a check to the Company in the amount of the withholding obligation, the Company withhold that number of shares of Common Stock which have a fair market value (determined in accordance with the provisions of the Plan) on the Exercise Date equal to the amount required to be withheld.

      9. Non-Transferability. The Option is not transferable or assignable by the Employee other than by will or by the laws of descent and distribution and are exercisable during the lifetime of the Employee only by the Employee.

      10. Compliance with Law. By accepting the Option, the Employee agrees for himself and his legal representative that the Company shall not be required to deliver any shares of Common Stock upon the exercise of the Option until such shares have been qualified for delivery under applicable securities laws and regulations as determined by the Company or its legal counsel.

      11. Rights as a Stockholder; Not an Employment Agreement. The Employee shall have no rights as a stockholder of the Company with respect to shares of Common Stock subject to the Option until the Option has been exercised and payment made as herein provided and certificates representing the shares as to which the Option has been exercised have been delivered to the Employee. Nothing contained in this Agreement shall be construed to be a contract of employment between the Company and the Employee.

      12.  Construction.

      (a) Successors. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs and successors, except as expressly herein otherwise provided.

      (b) Entire Agreement Modification. This Agreement contains the entire understanding between the parties with respect to the matters referred to herein, and such agreement shall not be modified, except by written instrument signed by the parties hereto.

      (c) Headings; Pronouns; Governing Law. The descriptive headings of the respective sections and subsections of this Agreement are inserted for convenience of reference only and shall not be deemed to modify or construe the provisions which follow them. Any use of any masculine pronoun shall include the feminine and vice-versa, and any use of a singular, the plural and vice-versa,, as the context and facts may require. The construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of Delaware.

      (d) Notices. All communications between the parties shall be in writing and shall be deemed to have been duly given as of the date and time of hand delivery or three days after mailing via certified or registered mail, return receipt requested, proper postage prepaid following or such other addresses of which the parties shall from time to time notify another:

      If to the Company:  Chief Executive Officer
                          First Health Group Corp.
                          3200 Highland Avenue
                          Downers Grove, Illinois 60515

      If to the Employee: Mr. William McManaman
                          First Health Group Corp.
                          3200 Highland Avenue
                          Downers Grove, Illinois 60515

      (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the minimal extent of such provision or the remaining provisions of this Agreement or the application of such provision to other parties or circumstances.

   IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of the date first above written.

                               FIRST HEALTH GROUP CORP.


                               -------------------------------------
                               Edward L. Wristen
                               President and Chief Executive Officer


                               -------------------------------------
                               William McManaman

 Exhibit 4

                           FIRST HEALTH GROUP CORP.
                            STOCK OPTION AGREEMENT

      THIS AGREEMENT is made and entered into as of the 22nd day of March, 2004, by and between FIRST HEALTH GROUP CORP. a Delaware corporation (the "Company"), and WILLIAM MCMANAMAN (the "Employee").

      WHEREAS, the Employee is a valued employee of the Company and the Company wishes to induce him to enter into an employment agreement dated as of March 22, 2004 (the "Employment Agreement") and to provide financial incentives to further encourage him in the performance of his duties thereunder by granting him an option to purchase shares of common stock, $.01 par value, of the Company (the "Common Stock");

      WHEREAS, the Employee wishes to acquire the right to purchase shares of Common Stock.

      NOW, THEREFORE, for good and valuable consideration, the parties hereto, intending to be legally bound, hereby agrees as follows:

      1. Grant of Option. Subject to the provisions of Section 2 hereof, the Company hereby grants to the Employee effective as of the date hereof the right, privilege and option to purchase on the terms and conditions hereinafter set forth up to 62,500 shares of Common Stock at a purchase price of $24.242 per share (the "Option") pursuant to the Company's 2001 Stock Option Plan (the "Plan"). The Option is intended to be an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to Section 422 of the Code, to the extent permitted by the Code, and a nonstatutory option with respect to the balance. In addition to the terms and conditions set forth in this Stock Option Agreement, the Option is governed by and subject to the terms and conditions of the Plan.

      2. Time for Exercise of Option. Subject to the provisions of Section 3 and 7 hereof, the Option may be exercised by the Employee from time to time, in whole or in part, beginning on March 22, 2008 and ending on March 22, 2011, or within such shorter period as is provided in Section 3 hereof.

      3.   Termination of Employment.

      (a) If the Employee's employment by the Company is terminated by the Company without cause, then, notwithstanding the provisions of Section 2 of this Agreement, upon such termination of employment, the Option shall become exercisable in full and the Employee may, for a period of 90 days following such termination (but before expiration of the original exercise period), exercise the Option in whole or in part.

      (b) If the Employee's employment by the Company is terminated due to death or incapacity (as this term is defined in Employee's Employment
 Agreement) or by voluntary, not for cause reasons as allowed under the Employment Agreement, then, notwithstanding Section 2 of this Agreement, the Option shall be entirely vested and exercisable in full and Employee or his legal representative may, for a period of two years following such termination (but before expiration of the original exercise period), exercise the Option in whole or in part.

      (c) If (i) the Employee's employment by the Company is terminated voluntarily by the Employee and (ii) pursuant to Section 2 hereof the Option has heretofore vested, the Employee may, for a period of 30 days after the date of the termination (but before expiration of the original exercise period), exercise the Option, in whole or in part.

      (d) If the Employee's employment by the Company is terminated by the Company for cause (as such term is defined in the Employment Agreement), the Option shall terminate on the date on which the Employee's employment is terminated, and the Employee shall have no further rights hereunder.

      (e) The Employee acknowledges and understands that certain exercises of the Option pursuant to this Section 3 may cause disqualification of the Option as an Incentive Stock Option.

      4. Method of Exercise. The Option may be exercised by written notice (the "Notice") addressed and delivered to the Company (Attention: Chief Executive Officer), specifying the number of shares of Common Stock to be purchased and accompanied by (i) a check, or (ii) that number of shares of Common Stock which have an aggregate fair market value as of the date of exercise equal to the exercise price, or (iii) any combination thereof. For purposes of this Agreement, "fair market value" of a share of Common Stock shall mean: (i) if the Common Stock is traded on a national stock exchange on the date of exercise of the Option, fair market value shall be the closing price reported by the applicable composite transactions report on such day, or if the Common Stock is not traded on such date, the mean between the closing bid-and-asked prices thereof on that date on such exchange; (ii) if the Common Stock is traded over-the counter and is classified as a national market issue on the date of exercise of the Option, fair market value shall be the last reported transaction price quoted by the NASDAQ on that day; (iii) if the Common Stock is traded over-the-counter and is not classified as a national market issue on the date of exercise of the Option, fair market value shall be the mean between the last representative bid-and-asked prices quoted by the NASDAQ on that day; or (iv) if none of the foregoing provisions is applicable, fair market value as of the date of exercise of the Option shall be determined by the Board of Directors in good faith on such basis as it deems appropriate. In all cases, the determination of fair market value shall be binding and conclusive on all persons.

      5. Delivery of Stock Certificates. The Option shall be deemed to have been exercised upon receipt by the Company of the Notice accompanied by the exercise price (the "Exercise Date"). The certificate representing the shares of Common Stock purchased upon exercise of the Option shall be issued as of the Exercise Date and delivered by the Company to the Employee free and clear of all claims, liens and encumbrances, within five days following the Exercise Date or as soon thereafter as practicable. As a condition to the exercise of the Option, the Company may require the Employee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased for investment purposes only, for the account of the Employee and without any intention to distribute such shares. If the shares of Common Stock issuable upon exercise of the Option have not previously been registered under the Securities Act of 1933, as amended (the "Securities Act") as contemplated by this Agreement, each certificate evidencing shares of Common Stock acquired upon exercise of the Option shall contain on its face, or on the reverse side thereof, the following legend:

      "These shares have not been registered under the Securities Act of 1933 or under any applicable state law They may not be offered for sale, sold, transferred, or pledged without (1) registration under the Securities Act of 1933 and any applicable state law, or (2) an opinion (satisfactory to the corporation) that registration is not required"

      6. Adjustment Provisions. If, during the term of this Agreement, there shall be any stock dividend, stock rights distribution, stock split, recapitalization, merger, consolidation, sale of assets, reorganization or other similar change or transaction of or by the Company, an appropriate adjustment shall be made to the number and kind of shares remaining to be acquired upon exercise of the Option and to the exercise price of the Option so that the value to be received by the Employee upon exercise of the Option shall, in the aggregate, be the same as if none of the foregoing transactions had occurred.

      7. Merger; Consolidation or Sale of Assets. In the event the Company enters into an agreement providing for (i) the sale of all or substantially all of the assets of the Company or (ii) a merger, consolidation or reorganization which would result in the stockholders of the Company immediately prior to such transaction owning less than 50% of the surviving corporation, the Option shall become exercisable in full without regard to any vesting limitations, and the Employee shall be entitled, commencing at least ten days prior to the effective date of such transaction, to exercise the Option in whole or in part, to the extent not previously exercised.

      8. Withholding Obligations. In the event that the Company is required to satisfy withholding obligations under the Code as a result of the exercise of the Option, the Employee may request that, in lieu of withholding amounts from the Employee's paycheck or requiring that the Employee write a check to the Company in the amount of the withholding obligation, the Company withhold that number of shares of Common Stock which have a fair market value (determined in accordance with the provisions of the Plan) on the Exercise Date equal to the amount required to be withheld.

      9. Non-Transferability. The Option is not transferable or assignable by the Employee other than by will or by the laws of descent and distribution and are exercisable during the lifetime of the Employee only by the Employee.

      10. Compliance with Law. By accepting the Option, the Employee agrees for himself and his legal representative that the Company shall not be required to deliver any shares of Common Stock upon the exercise of the Option until such shares have been qualified for delivery under applicable securities laws and regulations as determined by the Company or its legal counsel.

      11. Rights as a Stockholder; Not an Employment Agreement. The Employee shall have no rights as a stockholder of the Company with respect to shares of Common Stock subject to the Option until the Option has been exercised and payment made as herein provided and certificates representing the shares as to which the Option has been exercised have been delivered to the Employee. Nothing contained in this Agreement shall be construed to be a contract of employment between the Company and the Employee.

      12.  Construction.

      (a) Successors. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs and successors, except as expressly herein otherwise provided.

      (b) Entire Agreement Modification. This Agreement contains the entire understanding between the parties with respect to the matters referred to herein, and such agreement shall not be modified, except by written instrument signed by the parties hereto.

      (c) Headings; Pronouns; Governing Law. The descriptive headings of the respective sections and subsections of this Agreement are inserted for convenience of reference only and shall not be deemed to modify or construe the provisions which follow them. Any use of any masculine pronoun shall include the feminine and vice-versa, and any use of a singular, the plural and vice-versa,, as the context and facts may require. The construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of Delaware.

      (d) Notices. All communications between the parties shall be in writing and shall be deemed to have been duly given as of the date and time of hand delivery or three days after mailing via certified or registered mail, return receipt requested, proper postage prepaid following or such other addresses of which the parties shall from time to time notify another:

      If to the Company:  Chief Executive Officer
                          First Health Group Corp.
                          3200 Highland Avenue
                          Downers Grove, Illinois 60515

      If to the Employee: Mr. William McManaman
                          First Health Group Corp.
                          3200 Highland Avenue
                          Downers Grove, Illinois 60515

   IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of the date first above written.

                               FIRST HEALTH GROUP CORP.


                               -------------------------------------
                               Edward L. Wristen
                               President and Chief Executive Officer


                               -------------------------------------
                               William McManaman